Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2023 RESULTS

Houston, Texas

November 1, 2023

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its third quarter ended September 30, 2023.

SEACOR Marine’s consolidated operating revenues for the third quarter of 2023 were $75.6 million, operating income was $9.8 million, and direct vessel profit (“DVP”)(1) was $36.8 million. This compares to consolidated operating revenues of $59.8 million, operating loss of $10.9 million, and DVP of $15.8 million in the third quarter of 2022, and consolidated operating revenues of $66.9 million, operating income of $2.9 million, and DVP of $30.6 million in the second quarter of 2023.

Notable third quarter items include:

•
26.4% improvement in revenues from the third quarter of 2022 and a 13.0% improvement from the second quarter of 2023.
•
Average day rates of $18,046, a 35.3% improvement from the third quarter of 2022, and a 18.3% improvement from the second quarter of 2023.
•
DVP margin increased 132.9% from the third quarter of 2022 and increased 20.2% from the second quarter of 2023.
•
Comprehensive refinancing of our debt capital structure by refinancing $104.8 million of indebtedness maturing in the 2023-2026 period with a new $122.0 million senior secured term loan facility maturing in 2028. The remaining proceeds were used to, among other things, acquire 100% ownership of a 2014-built FSV previously under lease.

For the third quarter of 2023, net loss was $0.9 million ($0.03 loss per basic and diluted share). This compares to a net loss for the third quarter of 2022 of $24.4 million ($0.91 loss per basic and diluted share). Sequentially, third quarter 2023 results compare to a net loss of $4.6 million ($0.17 loss per basic and diluted share) in the second quarter of 2023.

Chief Executive Officer John Gellert commented:

“The Company’s third quarter results reflect continued progress in the cyclical recovery with a meaningful improvement in average day rates. The third quarter also illustrates the strong recovery in cash flows from operations with another consecutive quarter of meaningful increase in DVP, reaching levels not seen since 2014.

All our business segments contributed positively to the quarterly improvement in revenues and DVP. Our U.S. business segment showed very strong growth, driven by higher levels of activity and improved average day rates, especially in windfarm support. We have a differentiated and high-quality fleet in the U.S that serves both the offshore oil and gas and wind markets, which we believe will yield improved returns for this business segment if customer demand in both markets continues to improve over the next year. Our international segments also generated improved DVP compared to the third quarter of 2022, despite lower utilization driven mostly by downtime for repairs and scheduled drydockings. Tendering activity in all our international segments remains strong, and recent fixtures reflect improved terms and pricing. The third quarter is our seasonally busy time of year and we do expect some slow down both domestically and internationally as we enter the winter months for scheduled maintenance and vessel repositioning.

On September 11, 2023, the Company announced a new $122.0 million credit facility with EnTrust Global that matures in 2028 and, among other things, refinanced five separate debt facilities maturing in the 2023-2026 period. This transaction strengthened our capital structure and provides us with the financial flexibility to take advantage of the favorable market conditions we have been experiencing over the past several quarters. Absent a $2.0 million one-time charge in connection with our recently completed refinancing efforts, we would have reported positive net income for the third quarter.”

Today the Company also announced that it has entered into an at-the-market sales agreement with B. Riley Securities, Inc. (“B. Riley”), as sales agent, under which the Company may from time to time offer and sell shares of its common stock (the “Shares”) having an aggregate offering price of up to $25.0 million through an “at-the-market” equity offering program (the “ATM Program”), and the Company will file a prospectus supplement with the Securities and Exchange Commission with respect thereto. The Company currently intends to use the net proceeds from any sales of Shares under the ATM Program for general corporate purposes, which may include additions to working capital, capital expenditures, repayment of debt, or the financing of possible acquisitions and investments. The timing and amount of any sales will depend on a variety of factors to be determined by the Company.

The Shares will be offered through B. Riley. B. Riley may sell Shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended, including without limitation, sales made directly on the New York Stock Exchange, on any other existing trading market for the Shares, to or through a market maker or in negotiated transactions. Sales may be made at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices and, as a result, sales prices may vary.

The public offering of Shares in the at-the-market program is being made pursuant to Company’s effective shelf registration statement on Form S-3 (Registration No. 333-268175), including a base prospectus, filed with the Securities and Exchange Commission (the "SEC"). The offering is being made only by means of a prospectus supplement and the accompanying base prospectus. Prospective investors should read the prospectus supplement and the accompanying base prospectus in that registration statement and other documents that the Company has filed or will file with the SEC for information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, copies of the prospectus supplement and the base prospectus may be obtained by contacting B. Riley Securities, Inc. at 299 Park Avenue, New York, New York 10171, by telephone at (800) 846-5050 or by email at prospectuses@brileyfin.com.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Operating Revenues	$75,574	$59,791	$202,438	$159,399
Costs and Expenses:
Operating	38,816	44,006	112,391	127,647
Administrative and general	12,300	9,978	37,636	30,112
Lease expense	651	1,168	2,069	3,236
Depreciation and amortization	13,462	13,754	40,799	42,333
	65,229	68,906	192,895	203,328
(Losses) Gains on Asset Dispositions and Impairments, Net	(512)	(1,783)	3,352	381
Operating Income (Loss)	9,833	(10,898)	12,895	(43,548)
Other Income (Expense):
Interest income	340	(123)	1,222	96
Interest expense	(9,536)	(7,634)	(27,060)	(21,250)
Loss on debt extinguishment	(2,004)	—	(2,004)	—
Derivative gains, net	—	1	—	—
Foreign currency gains (losses), net	571	2,314	(857)	4,305
Other, net	—	659	—	618
	(10,629)	(4,783)	(28,699)	(16,231)
Loss Before Income Tax Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(796)	(15,681)	(15,804)	(59,779)
Income Tax Expense	2,360	8,418	2,421	4,363
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(3,156)	(24,099)	(18,225)	(64,142)
Equity in Earnings (Losses) of 50% or Less Owned Companies	2,273	(254)	3,182	5,835
Net Loss	(883)	(24,353)	(15,043)	(58,307)
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	—	(2)	—	1
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(883)	$(24,351)	$(15,043)	$(58,308)

Net Loss Per Share:
Basic	$(0.03)	$(0.91)	$(0.56)	$(2.19)
Diluted	$(0.03)	$(0.91)	$(0.56)	$(2.19)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,181,754	26,727,864	27,048,656	26,591,911
Diluted	27,181,754	26,727,864	27,048,656	26,591,911

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Time Charter Statistics:
Average Rates Per Day	$18,046	$15,250	$14,314	$13,794	$13,340
Fleet Utilization	73%	78%	76%	76%	79%
Fleet Available Days	5,182	5,096	5,071	5,244	5,336
Operating Revenues:
Time charter	$68,668	$60,804	$55,415	$54,789	$56,500
Bareboat charter	368	364	360	376	332
Other marine services	6,538	5,723	4,198	2,761	2,959
	75,574	66,891	59,973	57,926	59,791
Costs and Expenses:
Operating:
Personnel	19,943	19,944	19,803	20,849	20,152
Repairs and maintenance	7,418	5,793	6,011	8,948	7,377
Drydocking	1,768	2,256	13	1,667	5,046
Insurance and loss reserves	1,833	2,390	2,789	3,381	2,850
Fuel, lubes and supplies	5,047	3,638	4,819	5,794	5,416
Other	2,807	2,281	3,838	3,699	3,165
	38,816	36,302	37,273	44,338	44,006
Direct Vessel Profit (1)	36,758	30,589	22,700	13,588	15,785
Other Costs and Expenses:
Lease expense	651	698	720	633	1,168
Administrative and general	12,300	13,704	11,632	10,799	9,978
Depreciation and amortization	13,462	13,575	13,762	13,624	13,754
	26,413	27,977	26,114	25,056	24,900
(Losses) Gains on Asset Dispositions and Impairments, Net	(512)	265	3,599	1,017	(1,783)
Operating Income (Loss)	9,833	2,877	185	(10,451)	(10,898)
Other Income (Expense):
Interest income	340	422	460	688	(123)
Interest expense	(9,536)	(8,736)	(8,788)	(8,456)	(7,634)
Derivative gains, net	—	—	—	—	1
(Loss) gain on debt extinguishment	(2,004)	—	—	10,429	—
Foreign currency gains (losses), net	571	(603)	(825)	(2,646)	2,314
Other, net	—	—	—	137	659
	(10,629)	(8,917)	(9,153)	152	(4,783)
Loss Before Income Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies	(796)	(6,040)	(8,968)	(10,299)	(15,681)
Income Tax Expense (Benefit)	2,360	(1,096)	1,157	4,219	8,418
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(3,156)	(4,944)	(10,125)	(14,518)	(24,099)
Equity in Earnings (Losses) of 50% or Less Owned Companies	2,273	373	536	1,176	(254)
Net Loss	(883)	(4,571)	(9,589)	(13,342)	(24,353)
Net Loss Attributable to Noncontrolling Interests in Subsidiaries	—	—	—	—	(2)
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(883)	$(4,571)	$(9,589)	$(13,342)	$(24,351)

Net Loss Per Share:
Basic	$(0.03)	$(0.17)	$(0.36)	$(0.50)	$(0.91)
Diluted	$(0.03)	$(0.17)	$(0.36)	$(0.50)	$(0.91)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,182	27,138	26,822	26,728	26,728
Diluted	27,182	27,138	26,822	26,728	26,728
Common Shares and Warrants Outstanding at Period End	28,481	28,481	28,428	28,142	28,142

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$23,663	$16,115	$18,359	$22,563	$21,551
Fleet utilization	57%	35%	35%	57%	58%
Fleet available days	1,196	1,080	1,015	1,288	1,363
Out-of-service days for repairs, maintenance and drydockings	151	229	112	108	199
Out-of-service days for cold-stacked status	206	173	211	242	259
Operating Revenues:
Time charter	$16,236	$6,121	$6,564	$16,574	$17,075
Other marine services	5,444	2,993	3,842	2,916	2,161
	21,680	9,114	10,406	19,490	19,236
Direct Costs and Expenses:
Operating:
Personnel	6,712	5,957	6,535	7,262	7,243
Repairs and maintenance	1,560	1,573	1,194	2,666	2,002
Drydocking	462	1,506	43	472	1,549
Insurance and loss reserves	332	1,082	1,041	2,022	1,382
Fuel, lubes and supplies	958	924	783	746	1,143
Other	341	335	223	416	314
	10,365	11,377	9,819	13,584	13,633
Direct Vessel Profit (Loss) (1)	$11,315	$(2,263)	$587	$5,906	$5,603
Other Costs and Expenses:
Lease expense	$116	$143	$136	$138	$278
Depreciation and amortization	3,810	3,861	3,535	3,912	4,332

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$15,388	$14,982	$12,835	$11,241	$11,813
Fleet utilization	84%	94%	87%	82%	91%
Fleet available days	1,748	1,729	1,710	1,656	1,629
Out-of-service days for repairs, maintenance and drydockings	111	58	118	125	37
Out-of-service days for cold-stacked status	54	—	—	—	—
Operating Revenues:
Time charter	$22,528	$24,414	$18,996	$15,299	$17,551
Other marine services	815	(1,037)	(834)	(679)	60
	23,343	23,377	18,162	14,620	17,611
Direct Costs and Expenses:
Operating:
Personnel	5,089	4,833	4,505	4,680	4,694
Repairs and maintenance	2,214	2,050	2,553	2,902	2,110
Drydocking	320	144	1,184	678	383
Insurance and loss reserves	573	420	318	366	359
Fuel, lubes and supplies	2,573	1,419	2,215	2,775	2,284
Other	1,320	1,346	1,690	1,896	1,580
	12,089	10,212	12,465	13,297	11,410
Direct Vessel Profit (1)	$11,254	$13,165	$5,697	$1,323	$6,201
Other Costs and Expenses:
Lease expense	$372	$408	$429	$378	$455
Depreciation and amortization	3,821	3,853	3,925	3,683	3,461

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$16,313	$13,245	$13,562	$11,090	$9,507
Fleet utilization	67%	86%	82%	75%	79%
Fleet available days	1,472	1,456	1,440	1,533	1,564
Out-of-service days for repairs, maintenance and drydockings	297	58	76	132	252
Operating Revenues:
Time charter	$16,087	$16,563	$16,028	$12,802	$11,712
Other marine services	103	3,357	(142)	(66)	319
	16,190	19,920	15,886	12,736	12,031
Direct Costs and Expenses:
Operating:
Personnel	5,157	5,266	4,841	5,270	5,384
Repairs and maintenance	2,623	1,219	677	1,958	1,776
Drydocking	1,056	(684)	(1,095)	244	3,113
Insurance and loss reserves	711	720	1,185	821	762
Fuel, lubes and supplies	743	425	1,142	1,335	1,426
Other	779	234	1,327	915	878
	11,069	7,180	8,077	10,543	13,339
Direct Vessel Profit (Loss) (1)	$5,121	$12,740	$7,809	$2,193	$(1,308)
Other Costs and Expenses:
Lease expense	$59	$67	$76	$52	$35
Depreciation and amortization	3,721	3,708	3,688	3,783	3,974

Latin America
Time Charter Statistics:
Average rates per day worked	$20,656	$18,846	$16,229	$14,009	$14,010
Fleet utilization	87%	88%	94%	94%	93%
Fleet available days	766	831	906	767	780
Out-of-service days for repairs, maintenance and drydockings	67	79	22	14	12
Operating Revenues:
Time charter	$13,817	$13,706	$13,827	$10,114	$10,162
Bareboat charter	368	364	360	376	332
Other marine services	176	410	1,332	590	419
	14,361	14,480	15,519	11,080	10,913
Direct Costs and Expenses:
Operating:
Personnel	2,985	3,888	3,922	3,637	2,831
Repairs and maintenance	1,021	951	1,587	1,422	1,489
Drydocking	(70)	1,290	(119)	273	1
Insurance and loss reserves	217	168	245	172	347
Fuel, lubes and supplies	773	870	679	938	563
Other	367	366	598	472	393
	5,293	7,533	6,912	6,914	5,624
Direct Vessel Profit (1)	$9,068	$6,947	$8,607	$4,166	$5,289
Other Costs and Expenses:
Lease expense	$104	$80	$79	$65	$400
Depreciation and amortization	2,110	2,153	2,614	2,246	1,987

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
AHTS
Time Charter Statistics:
Average rates per day worked	$9,947	$8,916	$9,244	$9,254	$8,848
Fleet utilization	50%	85%	81%	80%	67%
Fleet available days	368	364	391	460	552
Out-of-service days for repairs, maintenance and drydockings	111	13	45	—	92
Out-of-service days for cold-stacked status	54	—	31	92	92
Operating Revenues:
Time charter	$1,831	$2,762	$2,915	$3,406	$3,256
Other marine services	818	(134)	(152)	(168)	(183)
	2,649	2,628	2,763	3,238	3,073
Direct Costs and Expenses:
Operating:
Personnel	$1,019	$1,069	$995	$1,220	$1,022
Repairs and maintenance	484	186	216	331	304
Drydocking	747	131	420	6	28
Insurance and loss reserves	88	78	68	94	150
Fuel, lubes and supplies	428	192	476	259	399
Other	266	195	295	283	228
	3,032	1,851	2,470	2,193	2,131
Other Costs and Expenses:
Lease expense	$331	$332	$331	$300	$450
Depreciation and amortization	249	298	298	300	494

FSV
Time Charter Statistics:
Average rates per day worked	$11,441	$11,314	$10,609	$9,905	$9,907
Fleet utilization	79%	92%	91%	86%	90%
Fleet available days	2,116	2,093	2,070	2,116	2,116
Out-of-service days for repairs, maintenance and drydockings	227	86	66	146	103
Out-of-service days for cold-stacked status	69	82	90	58	75
Operating Revenues:
Time charter	$19,135	$21,747	$19,988	$18,062	$18,837
Other marine services	157	(518)	(377)	(224)	(15)
	19,292	21,229	19,611	17,838	18,822
Direct Costs and Expenses:
Operating:
Personnel	$5,144	$5,083	$4,861	$5,140	$5,289
Repairs and maintenance	2,787	1,134	1,867	2,957	2,738
Drydocking	870	1,342	128	1,434	656
Insurance and loss reserves	185	337	334	453	410
Fuel, lubes and supplies	1,501	1,108	1,382	1,797	1,572
Other	1,057	947	1,236	1,638	1,284
	11,544	9,951	9,808	13,419	11,949
Other Costs and Expenses:
Depreciation and amortization	5,002	4,952	4,946	4,972	4,972

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
PSV
Time Charter Statistics:
Average rates per day worked	$19,528	$17,545	$14,827	$13,519	$13,772
Fleet utilization	78%	80%	70%	69%	78%
Fleet available days	1,870	1,820	1,800	1,840	1,840
Out-of-service days for repairs, maintenance and drydockings	110	92	124	142	152
Operating Revenues:
Time charter	$28,580	$25,458	$18,800	$17,194	$19,687
Bareboat charter	368	364	360	376	332
Other marine services	149	19	840	222	720
	29,097	25,841	20,000	17,792	20,739
Direct Costs and Expenses:
Operating:
Personnel	$8,793	$8,738	$8,849	$8,961	$8,427
Repairs and maintenance	2,504	2,998	3,475	2,998	2,839
Drydocking	232	12	609	770	1,025
Insurance and loss reserves	682	421	419	552	734
Fuel, lubes and supplies	2,352	2,124	2,331	2,842	2,038
Other	1,214	840	2,314	1,420	1,275
	15,777	15,133	17,997	17,543	16,338
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$332
Depreciation and amortization	4,073	4,072	4,262	4,099	3,810

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Liftboats
Time Charter Statistics:
Average rates per day worked	$39,419	$35,623	$33,936	$31,717	$27,447
Fleet utilization	59%	37%	50%	61%	65%
Fleet available days	828	819	810	828	828
Out-of-service days for repairs, maintenance and drydockings	111	233	94	90	154
Out-of-service days for cold-stacked status	137	91	90	92	92
Operating Revenues:
Time charter	$19,122	$10,837	$13,712	$16,127	$14,720
Other marine services	4,538	5,355	2,776	1,842	1,421
	23,660	16,192	16,488	17,969	16,141
Direct Costs and Expenses:
Operating:
Personnel	$4,983	$5,065	$5,068	$5,520	$5,419
Repairs and maintenance	1,643	1,472	499	2,674	1,560
Drydocking	(81)	849	(1,141)	(543)	3,337
Insurance and loss reserves	1,148	1,418	1,907	2,271	1,552
Fuel, lubes and supplies	766	219	619	896	1,408
Other	273	301	(28)	359	387
	8,732	9,324	6,924	11,177	13,663
Other Costs and Expenses:
Depreciation and amortization	4,099	4,215	4,214	4,210	4,429

Other Activity
Operating Revenues:
Other marine services	$876	$1,001	$1,111	$1,089	$1,016
	876	1,001	1,111	1,089	1,016
Direct Costs and Expenses:
Operating:
Personnel	$4	$(11)	$30	$8	$(5)
Repairs and maintenance	—	3	(46)	(12)	(64)
Drydocking	—	(78)	(3)	—	—
Insurance and loss reserves	(270)	136	61	11	4
Fuel, lubes and supplies	—	(5)	11	—	(1)
Other	(3)	(2)	21	(1)	(9)
	(269)	43	74	6	(75)
Other Costs and Expenses:
Lease expense	$320	$366	$389	$333	$386
Depreciation and amortization	39	38	42	43	49

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$55,840	$40,750	$40,570	$39,963	$47,514
Restricted cash	2,796	2,796	3,082	3,082	3,296
Receivables:
Trade, net of allowance for credit loss accounts	63,246	60,022	60,114	54,388	58,572
Other	8,924	12,295	11,913	7,638	6,647
Note receivable	—	5,000	10,000	15,000	20,000
Tax receivable	445	445	445	578	79
Inventories	1,738	1,653	2,207	2,123	2,059
Prepaid expenses and other	2,957	3,112	3,233	3,054	4,700
Assets held for sale	6,093	—	—	6,750	6,000
Total current assets	142,039	126,073	131,564	132,576	148,867
Property and Equipment:
Historical cost	936,520	966,338	969,328	967,683	992,423
Accumulated depreciation	(318,549)	(334,678)	(324,197)	(310,778)	(321,898)
	617,971	631,660	645,131	656,905	670,525
Construction in progress	9,413	8,876	8,540	8,111	8,422
Net property and equipment	627,384	640,536	653,671	665,016	678,947
Right-of-use asset - operating leases	4,907	5,703	5,984	6,206	4,419
Right-of-use asset - finance leases	45	6,495	6,654	6,813	6,972
Investments, at equity, and advances to 50% or less owned companies	3,857	3,253	3,594	3,024	1,901
Other assets	2,095	2,139	2,079	1,995	1,887
Total assets	$780,327	$784,199	$803,546	$815,630	$842,993
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,856	$1,792	$1,764	$2,358	$1,792
Current portion of finance lease liabilities	35	611	563	468	374
Current portion of long-term debt	28,005	63,959	60,523	61,512	57,567
Accounts payable and accrued expenses	32,466	39,012	44,255	37,954	36,248
Due to SEACOR Holdings	264	264	264	264	264
Other current liabilities	21,340	21,027	20,185	18,869	22,032
Total current liabilities	83,966	126,665	127,554	121,425	118,277
Long-term operating lease liabilities	3,571	4,030	4,474	4,739	3,759
Long-term finance lease liabilities	15	6,462	6,644	6,781	6,916
Long-term debt	291,843	243,960	254,450	260,119	282,556
Deferred income taxes	33,078	34,038	39,120	40,779	39,823
Deferred gains and other liabilities	2,217	2,189	2,264	2,641	2,692
Total liabilities	414,690	417,344	434,506	436,484	454,023
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	280	280	279	272	272
Additional paid-in capital	471,158	469,618	467,896	466,669	465,449
Accumulated deficit	(108,154)	(107,271)	(102,700)	(93,111)	(79,769)
Shares held in treasury	(4,221)	(4,221)	(4,119)	(1,852)	(1,852)
Accumulated other comprehensive income, net of tax	6,253	8,128	7,363	6,847	4,549
	365,316	366,534	368,719	378,825	388,649
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	365,637	366,855	369,040	379,146	388,970
Total liabilities and equity	$780,327	$784,199	$803,546	$815,630	$842,993

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Cash Flows from Operating Activities:
Net Loss	$(883)	$(4,571)	$(9,589)	$(13,342)	$(24,353)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	13,462	13,575	13,762	13,624	13,754
Deferred financing costs amortization	459	423	418	(997)	350
Stock-based compensation expense	1,540	1,723	1,227	1,220	1,227
Debt discount amortization	1,714	1,627	1,558	1,449	1,817
Allowance for credit losses	594	2,763	(104)	11	(53)
Loss (gain) from equipment sales, retirements or impairments	512	(265)	(3,599)	(1,017)	1,783
Loss (gain) on debt extinguishment	177	—	—	(12,700)	—
Derivative gains	—	—	—	—	(1)
Interest on finance lease	59	70	72	73	73
Settlements on derivative transactions, net	197	226	154	33	(131)
Currency (gains) losses	(571)	603	825	2,646	(2,314)
Deferred income taxes	(960)	(5,082)	(1,659)	957	6,079
Equity (earnings) losses	(2,273)	(373)	(536)	(1,176)	254
Dividends received from equity investees	1,031	1,044	—	74	1,096
Changes in Operating Assets and Liabilities:
Accounts receivables	(747)	(3,139)	(9,857)	2,304	(2,384)
Other assets	493	1,017	45	3,296	966
Accounts payable and accrued liabilities	(7,705)	(5,758)	6,731	769	(4,900)
Net cash provided by (used in) operating activities	7,099	3,883	(552)	(2,776)	(6,737)
Cash Flows from Investing Activities:
Purchases of property and equipment	(6,455)	(35)	(470)	(185)	(240)
Proceeds from disposition of property and equipment	—	427	7,611	53	—
Net investing activities in property and equipment	(6,455)	392	7,141	(132)	(240)
Principal payments on notes due from equity investees	—	—	—	—	177
Proceeds from sale of investment in equity investees	—	—	—	—	66,000
Notes due from others	—	—	—	—	(28,831)
Principal payments on notes due from others	5,000	5,000	5,000	5,000	8,831
Net cash (used in) provided by investing activities	(1,455)	5,392	12,141	4,868	45,937
Cash Flows from Financing Activities:
Payments on long-term debt	(4,901)	(9,483)	(8,608)	(7,470)	(14,182)
Payments on debt extinguishment	(104,832)	(26,772)	—	(2,271)	—
Payments on debt extinguishment cost	(1,827)	—	—	—	—
Proceeds from issuance of long-term debt, net of issuance costs	121,207	27,181	—	—	—
Payments on finance leases	(204)	(204)	(114)	(114)	(114)
Proceeds from exercise of stock options	—	—	6	—	—
Tax withholdings on restricted stock vesting and director share awards	—	(102)	(2,266)	—	—
Net cash provided by (used in) financing activities	9,443	(9,380)	(10,982)	(9,855)	(14,296)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	3	(1)	—	(2)	2
Net Change in Cash, Cash Equivalents and Restricted Cash	15,090	(106)	607	(7,765)	24,906
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	43,546	43,652	43,045	50,810	25,904
Cash, Restricted Cash and Cash Equivalents, End of Period	$58,636	$43,546	$43,652	$43,045	$50,810

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
September 30, 2023
AHTS	3	1	—	4
FSV	23	—	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	56	1	2	59
December 31, 2022
AHTS	3	2	—	5
FSV	22	1	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	55	3	2	60